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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 1997

                                  MAPICS, INC.
             (Exact name of Registrant as specified in its charter)

      MASSACHUSETTS                  0-18674                    04-2711580
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

                             5775-D GLENRIDGE DRIVE
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)

                                 (404) 705-3000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On December 15, 1997, the Company announced that its Board of Directors authorized a plan to repurchase up to 1,800,000 shares of the Company's Common Stock, par value $.01 per share. Subject to availability, the repurchases may be made from time to time in the open market or directly from shareholders at prevailing market prices that the Company deems appropriate. The Company has no current plan to reissue the shares, which, in accordance with the Company's Restated Articles of Organization, have the status of treasury shares.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MAPICS, INC.
                                      (REGISTRANT)




                                      /s/ Martin D. Avallone
                                      ----------------------
                                      Martin D. Avallone
                                      General Counsel and Clerk

Date:  December 16, 1997